THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE SEPARATE ACCOUNT

FSA ADVISOR VARIABLE ANNUITY

POLARIS ADVANTAGE VARIABLE ANNUITY

POLARIS II A-CLASS PLATINUM SERIES VARIABLE ANNUITY

WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY

FS VARIABLE ANNUITY ACCOUNT ONE

ICAP II VARIABLE ANNUITY

FS VARIABLE ANNUITY ACCOUNT TWO

VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY

FS VARIABLE ANNUITY ACCOUNT FIVE

SEASONS ADVANTAGE VARIABLE ANNUITY

SEASONS ELITE VARIABLE ANNUITY

SEASONS SELECT II VARIABLE ANNUITY

SEASONS TRIPLE ELITE VARIABLE ANNUITY

SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

The following provides notification of the availability of certain financial information of American International Group, Inc. (“American International Group”), the parent of the Company:

The consolidated financial statements and financial statement schedules (including management’s assessment of the effectiveness of internal control over financial reporting) of American International Group included in American International Group’s Annual Report on Form 10-K for the year ended December 31, 2011, File No. 001-08787, was filed on February 23, 2012. On February 27, 2012, a 10-K/A was filed for the purpose of providing audited financial statements of AIA Group Limited.

American International Group is subject to the informational requirements of the Securities Exchange Act of 1934. American International Group files reports and other information with the SEC to meet those requirements. American International Group files this information electronically pursuant to EDGAR, and it is available to the public through the SEC’s website at http://www.sec.gov and American International Group’s website at http://www.aig.com.

The following provides notification of the merger of First SunAmerica Life Insurance Company with and into The United States Life Insurance Company in the City of New York:

Effective December 31, 2011, First SunAmerica Life Insurance Company (“First SunAmerica”), a former affiliate of US Life, merged with and into US Life (“Merger”). Before the Merger, contracts in New York were issued by First SunAmerica. Upon the Merger, all contractual obligations of First SunAmerica became obligations of US Life.

The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from First SunAmerica to US Life. The Merger also did not result in any adverse tax consequences for any contract Owners.

The United States Life Insurance Company in the City of New York (“US Life”) is a stock life insurance company organized under the laws of the state of New York on February 25, 1850. Its principal place of business is One World Financial Center, 200 Liberty Street, New York, New York 10281. US Life conducts life insurance and annuity business primarily in the state of New York.

Dated: April 30, 2012

Please keep this Supplement with your Prospectus